SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 19, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

         001-06249                                        34-6513657
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  (Commission File Number)                  (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountants

      On March 19, 2007, Winthrop Realty Trust (the "Trust") elected to replace Deloitte & Touche LLP ("Deloitte") as its independent registered public accounting firm and to engage Pricewaterhouse Coopers, LLP ("PwC") as the Trust's independent registered public accounting firm for the year ending December 31, 2007. The decision to change the Trust's independent registered public accounting firm was made by the Audit Committee of the Trust's Board of Trustees.

      During the Trust's two fiscal years ended December 31, 2006, and through March 16, 2007, the date of Deloitte's audit report in respect of the 2006 financial statements, there were no disagreements between the Trust and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Trust's consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte's audit reports on the Trust's consolidated financial statements and on the effectiveness of the Trust's internal control over financial reporting and management's assessment thereof for the two fiscal years ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit report of Deloitte on the effectiveness of internal control over financial reporting as of December 31, 2005 contains an adverse opinion because the controls related to the review of accounting treatment of the classification of the Trust's Series B-1 Redeemable Preferred Shares of Beneficial Interest in its consolidated and combined financial statements did not operate effectively as of December 31, 2005.

      The Trust furnished a copy of the above disclosures to Deloitte and requested that Deloitte furnish the Trust a letter addressed to the Commission stating whether or not Deloitte agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

      During the Trust's two most recent fiscal years ended December 31, 2006, and the subsequent interim period through March 16, 2007, the Trust did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      A copy of a press release relating to the Trust's change in independent registered public accounting firm is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            16.1  Letter dated March 22, 2007 from Deloitte & Touche, LLP.

            99.1  Press Release dated March 23, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of March, 2007.

                                            WINTHROP REALTY TRUST


                                            By: /s/ Peter Braverman
                                                --------------------------------
                                                Peter Braverman
                                                President